Goldman Sachs Funds

CAPITAL GROWTH FUND

Annual Report August 31, 2000

FINANCIAL
STATEMENT
ANALYSIS

Long-term capital growth

potential from a diversified

portfolio of equity securities.

GOLDMAN SACHS CAPITAL GROWTH FUND

Market Overview

Dear Shareholder:

During the period under review the financial markets experienced a dramatic increase in volatility. However, investors who stayed the course were generally rewarded for their disciplined approach, as many sectors of the market generated solid returns.

  Market Review: Increased Volatility and a Dramatic Correction — For the one-year reporting period that ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.32%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however the vast majority of the gains were generated by large cap growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected due to continued strong economic growth, inflationary pressures and rising interest rates.

  While a range of stocks were negatively impacted by the correction, technology issues experienced the brunt of the decline. At one point the technology-heavy Nasdaq composite was down 37% from its peak. While the Nasdaq posted a one-year return of 45.93% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period the Nasdaq was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of August.

  Indications of Slower Economic Growth — After a series of six short-term interest rate hikes by the Federal Reserve Board (the “Fed”) to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential election nearing, it’s now unlikely that the Fed will move to raise rates again before year-end.

  Market Outlook: More Moderate Growth — Looking ahead, we remain cautiously optimistic about the near term prospects for the U.S equity market. Reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and continued productivity gains would be a combination of factors that would be quite beneficial to equities. However, we do not anticipate the 20-30% gains the stock market has provided over the past several years. As such, we believe it’s important for investors to maintain realistic expectations about their investment returns, and to maintain a long-term focus for their portfolios.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

  Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

September 15, 2000

GOLDMAN SACHS CAPITAL GROWTH FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW

August 31, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	25.70%	16.32%
Class B	24.75	16.32
Class C	24.75	16.32
Institutional	26.18	16.32
Service	25.53	16.32

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions..

2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	8.39%	8.42%	12.82%	15.16%	14.59%
Five Years	23.22	N/A	N/A	N/A	24.55[4]
Ten Years	18.96	N/A	N/A	N/A	19.60[4]
Since Inception	18.95	24.93	22.96	24.29	19.58[4]
	(4/20/90)	(5/1/96)	(8/15/97)	(8/15/97)	(4/20/90)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/2000

Holding	% of Total Net Assets	Line of Business

General Electric Co.	4.1%	Financial Services
Intel Corp.	3.7	Semiconductors
Cisco Systems	3.6	Computer Hardware
Pfizer, Inc.	2.9	Drugs
Microsoft Corp.	2.9	Computer Software
Nortel Networks Corp.	2.2	Electrical Equipment
Exxon Mobil Corp.	2.1	Energy Resources
Oracle Corp.	2.0	Computer Software
Citigroup, Inc.	2.0	Banks
Bristol-Meyers Squibb Co.	1.8	Drugs

The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Capital Growth Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 25.70%, 24.75%, 24.75%, 26.18%, and 25.53%, respectively. These figures compare very favorably to the 16.32% cumulative total return of the Fund’s benchmark, the S&P 500 Index.

The Fund’s outperformance was primarily attributable to stock selection and sector allocation. In particular, our overweight in the Consumer Staples sector and underweight in the Technology sector boosted results during the very volatile period in the financial markets. While the Fund wasn’t immune to the steep decline in Technology stocks that occurred during the second quarter, its holdings in the semiconductor industry performed relatively well, due to ongoing robust demand. In recent months the Fund holdings in the Financial Services sector enhanced results. Investors favored these rate-sensitive stocks, perceiving that an economic slowdown will prevent the Federal Reserve Board from raising rates in the near future.

Portfolio Composition

As bottom-up stock pickers, we focus on the real worth of the business, and to the extent that we find several businesses in related industries that have long-term growth potential, we may develop an overweight in a given sector. With this in mind, as of August 31, 2000, the Fund maintained overweight positions in the Consumer Services and Consumer Discretionary sectors. Underweight positions were held in the Energy and Cyclical sectors.

Portfolio Highlights

  Nabisco Group Holdings — Nabisco’s stock price appreciated significantly when it was announced that another Fund holding, Philip Morris, would purchase the company. This transaction will fill a gap in Philip Morris’s vast Kraft Foods area, bolstering the company as the world’s second largest food company.
  Pfizer Inc. — Our holding in Pfizer performed well, as the U.S. Federal Trade Commission voted to approve its purchase of Warner-Lambert (also a Fund holding). We believe this merger will position the combined company (now known as Pfizer) with the industry’s deepest pipeline and largest research and development budget.
  Intel Corp. — Our position in Intel aided returns, as the top semiconductor company continues to benefit from the increased demand in this area. We believe Intel and the Fund’s other infrastructure companies are well-positioned to benefit from the growth of the Internet.

GOLDMAN SACHS CAPITAL GROWTH FUND

GROWTH
INVESTMENT
PROCESS

Our approach to growth
investing is based on a
consistent style that has
been applied over the past
18 years.

Strong
Growth
Characteristics

Growth companies have
earnings expectations that
exceed those of the stock market
as a whole. We search for
growth companies with:

  Favorable financial characteristics
  High returns on invested capital
  Dominant market share for core service or product
  Recurring revenue streams
  Solid brand franchises
  Management committed to maximizing shareholder returns

Result

A diversified portfolio of
stocks with strong long-term
growth potential.

Portfolio Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, due to significant technological advances and a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own, based on the criteria mentioned above, may even withstand an uncertain market environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York
September 15, 2000

GOLDMAN SACHS CAPITAL GROWTH FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on April 20, 1990 (commencement of operations) in Class A shares (maximum sales charge of 5.5%) of the Goldman Sachs Capital Growth Fund. For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (with dividends reinvested) (“S& P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 20, 1990 to August 31, 2000.

$67,000
$57,000
$47,000
$37,000
$27,000
$17,000
$7,000
Class A Shares
S&P 500 Index
$60,916
$57,853
4/20/90
8/91
8/92
8/93
8/94
8/95
8/96
8/97
8/98
8/99
8/00

Average Annual Total Return through August 31, 2000	Since Inception	Ten Years	Five Years	One Year

Class A (commenced April 20, 1990)
Excluding sales charges	19.67%	20.91%	24.47%	25.70%
Including sales charges	19.02%	20.22%	23.06%	18.80%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	25.16%	n/a	n/a	24.75%
Including contingent deferred sales charges	24.84%	n/a	n/a	19.32%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	22.91%	n/a	n/a	24.75%
Including contingent deferred sales charges	22.91%	n/a	n/a	23.66%

Institutional Class (commenced August 15, 1997)	24.25%	n/a	n/a	26.18%

Service Class (commenced August 15, 1997)	23.68%	n/a	n/a	25.53%

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 94.0%

Banks – 4.9%
457,049	Bank of America Corp.	$ 24,480,687
1,298,000	Citigroup, Inc.	75,770,750
398,490	State Street Corp.	46,922,197
272,900	The Bank of New York Co., Inc.	14,310,194
128,950	The Chase Manhattan Corp.	7,205,081
442,900	Wells Fargo & Co.	19,127,744

		187,816,653

Chemicals – 1.5%
468,429	E.I. du Pont de Nemours & Co.	21,020,752
296,000	Minnesota Mining & Manufacturing Co.	27,528,000
346,300	The Dow Chemicals Co.	9,068,731

		57,617,483

Computer Hardware – 8.4%
2,003,780	Cisco Systems, Inc.*	137,509,402
703,690	Dell Computer Corp.*	30,698,476
670,500	EMC Corp.*	65,709,000
197,660	Hewlett-Packard Co.	23,867,445
489,400	Sun Microsystems, Inc.*	62,123,213
154,100	Xerox Corp.	2,475,231

		322,382,767

Computer Software – 6.8%
136,830	CheckFree Corp.*	7,089,504
86,700	Gemstar-TV Guide International, Inc.*	7,824,675
424,700	International Business Machines, Inc.	56,060,400
1,569,600	Microsoft Corp.*	109,577,700
833,600	Oracle Corp.*	75,805,500
49,760	VERITAS Software Corp.*	5,999,190

		262,356,969

Defense/Aerospace – 0.1%
105,300	Honeywell International, Inc.	4,060,631

Department Store – 1.6%
1,286,400	Wal-Mart Stores, Inc.	61,023,600

Drugs – 7.9%
361,100	American Home Products Corp.	19,567,106
297,300	Amgen, Inc.*	22,539,056
1,319,210	Bristol-Myers Squibb Co.	69,918,130
326,300	Eli Lilly & Co.	23,819,900
497,600	Merck & Co., Inc.	34,769,800
2,611,510	Pfizer, Inc.	112,947,807
482,100	Schering-Plough Corp.	19,344,263

		302,906,062

Shares	Description	Value

Common Stocks – continued

Electrical Equipment – 5.7%
186,700	Corning, Inc.	$ 61,225,931
907,050	Lucent Technologies, Inc.	37,926,028
430,887	Motorola, Inc.	15,538,863
1,041,100	Nortel Networks Corp.	84,914,719
311,440	QUALCOMM, Inc.*	18,647,470

		218,253,011

Electrical Utilities – 1.9%
103,500	Duke Energy Corp.	7,743,094
901,900	The AES Corp.*	57,496,125
218,160	The Southern Co.	6,531,165

		71,770,384

Energy Resources – 4.1%
209,700	Chevron Corp.	17,719,650
189,300	Enron Corp.	16,066,838
994,406	Exxon Mobil Corp.	81,168,390
635,000	Royal Dutch Petroleum Co.	38,854,062
148,400	Unocal Corp.	4,952,850

		158,761,790

Entertainment – 1.5%
351,600	The Walt Disney Co.	13,690,425
623,545	Viacom, Inc. Class B*	41,972,373

		55,662,798

Environmental Services – 0.1%
210,500	Waste Management, Inc.	3,986,344

Financial Services – 7.2%
900,200	Federal Home Loan Mortgage Corp.	37,920,925
729,800	Federal National Mortgage Assn.	39,226,750
2,688,000	General Electric Co.	157,752,000
1,177,680	MBNA Corp.	41,586,825

		276,486,500

Food & Beverage – 3.0%
726,260	Nabisco Group Holdings Corp.	20,380,671
818,000	PepsiCo., Inc.	34,867,250
800,300	The Coca-Cola Co.	42,115,787
224,780	Wm. Wrigley Jr. Co.	16,647,769

		114,011,477

Forest – 0.6%
247,900	International Paper Co.	7,901,812
127,200	Kimberly-Clark Corp.	7,441,200
174,300	Weyerhaeuser Co.	8,072,269

		23,415,281

Heavy Electrical – 0.1%
59,200	Emerson Electric Co.	3,918,300

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Shares	Description	Value

Common Stocks – continued

Home Products – 2.5%
358,800	Avon Products, Inc.	$ 14,060,475
777,860	Colgate-Palmolive Co.	39,622,243
681,800	Energizer Holdings, Inc.*	13,465,550
266,800	The Gillette Co.	8,004,000
328,780	The Procter & Gamble Co.	20,322,714

		95,474,982

Hotels – 2.0%
1,077,000	Harrah’s Entertainment, Inc.*	30,559,875
592,940	Marriott International, Inc.	23,421,130
725,380	Starwood Hotels & Resorts Worldwide, Inc. Class B	23,212,160

		77,193,165

Industrial Parts – 0.7%
293,250	Tyco International Ltd.	16,715,250
130,540	United Technologies Corp.	8,150,591

		24,865,841

Information Services – 2.1%
314,500	Automatic Data Processing, Inc.	18,752,063
905,500	Cendant Corp.*	11,941,281
686,060	First Data Corp.	32,716,486
559,430	Valassis Communications, Inc.*	16,153,541

		79,563,371

Internet – 2.1%
416,790	America Online, Inc.*	24,434,314
125,300	DoubleClick, Inc.*	5,098,144
52,390	E.piphany, Inc.*	5,448,560
158,160	S1 Corp.*	2,757,915
126,765	VeriSign, Inc.*	25,210,389
147,600	Yahoo!, Inc.*	17,933,400

		80,882,722

Life Insurance – 1.2%
1,503,320	MetLife, Inc.*	36,549,468
269,800	Nationwide Financial Services, Inc.	10,758,275

		47,307,743

Media – 6.0%
1,102,000	A.H. Belo Corp.	21,075,750
1,483,100	AT&T Corp.-Liberty Media Corp.*	31,701,262
162,100	Cablevision Systems Corp.*	10,901,225
182,830	Clear Channel Communications, Inc.*	13,232,321
244,420	Comcast Corp.	9,104,645
256,190	EchoStar Communications Corp.*	12,489,262
185,300	Gannett Co., Inc.	10,492,613
780,277	General Motors Corp. Class H*	25,846,676
Shares	Description	Value

Common Stocks – continued

Media – (continued)
729,320	Infinity Broadcasting Corp.*	$ 27,622,995
713,300	Time Warner, Inc.	60,987,150
189,800	Tribune Co.	6,773,488

		230,227,387

Medical Products – 0.7%
305,000	Johnson & Johnson	28,040,938

Mining – 0.2%
285,200	Alcoa, Inc.	9,482,900

Motor Vehicle – 0.7%
542,242	Ford Motor Co.	13,115,478
193,048	General Motors Corp.	13,935,653

		27,051,131

Oil Refining – 0.2%
184,100	Texaco, Inc.	9,481,150

Oil Services – 1.3%
569,900	Schlumberger Ltd.	48,619,594

Property Insurance – 2.1%
397,930	Ambac Financial Group, Inc.	25,716,226
621,031	American International Group, Inc.	55,349,388

		81,065,614

Publishing – 0.4%
392,800	The New York Times Co.	15,392,850

Restaurants – 0.7%
934,600	McDonald’s Corp.	27,921,175

Security/Asset Management – 1.1%
99,600	Merrill Lynch & Co., Inc.	14,442,000
721,300	The Charles Schwab Corp.	27,544,644

		41,986,644

Semiconductors – 6.8%
92,500	Analog Devices, Inc.*	9,296,250
152,200	Applied Materials, Inc.*	13,136,763
1,923,200	Intel Corp.	143,999,600
316,840	JDS Uniphase Corp.*	39,441,629
82,500	Maxim Integrated Products, Inc.*	7,234,219
33,800	PMC-Sierra, Inc.*	7,976,800
492,300	Texas Instruments, Inc.	32,953,331
93,800	Xilinx, Inc.*	8,336,475

		262,375,067

Specialty Retail – 2.3%
236,900	CVS Corp.	8,794,913
201,600	RadioShack Corp.	11,894,400

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
666,150	The Home Depot, Inc.	$ 32,016,834
1,059,420	Walgreen Co.	34,828,432

		87,534,579

Telephone – 3.2%
590,298	AT&T Corp.	18,594,387
1,007,600	SBC Communications, Inc.	42,067,300
763,718	Verizon Communications	33,317,198
831,750	WorldCom, Inc. *	30,358,875

		124,337,760

Tobacco – 0.8%
998,190	Philip Morris Cos., Inc.	29,571,379

Wireless – 1.5%
855,800	Crown Castle International Corp. *	29,685,563
339,900	Sprint Corp. (PCS Group) *	17,058,731
297,200	Vodafone Group PLC ADR	12,166,625

		58,910,919

TOTAL COMMON STOCKS
(Cost $2,480,410,243)		$ 3,611,716,961

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 5.8%

Joint Repurchase Agreement Account II ∧
$222,000,000	6.66%	09/01/2000	$ 222,000,000

TOTAL REPURCHASE AGREEMENT
(Cost $222,000,000)			$ 222,000,000

TOTAL INVESTMENTS
(Cost $2,702,410,243)			$ 3,833,716,961

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Assets and Liabilities
August 31, 2000
Assets:

Investment in securities, at value (identified cost $2,702,410,243)	$3,833,716,961
Cash (a)	4,013,696
Receivables:
Fund shares sold	9,481,995
Dividends and interest	3,511,394
Variation margin	836,000
Reimbursement from investment adviser	121,601
Other assets	45,898

Total assets	3,851,727,545

Liabilities:

Payables:
Amounts owed to affiliates	4,771,543
Fund shares repurchased	3,735,605
Accrued expenses and other liabilities	290,584

Total liabilities	8,797,732

Net Assets:

Paid-in capital	2,456,264,852
Accumulated net realized gain from investment and futures transactions	252,884,068
Net unrealized gain on investments and futures	1,133,780,893

NET ASSETS	$3,842,929,813

Net asset value, offering and redemption price per share: (b)
Class A	$28.95
Class B	$27.99
Class C	$27.94
Institutional	$29.19
Service	$28.81

Shares outstanding:
Class A	94,525,771
Class B	16,137,213
Class C	5,121,908
Institutional	17,059,630
Service	474,444

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	133,318,966

(a)	Includes restricted cash of $4,000,000 relating to initial margin requirements and collateral for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $30.63. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividend (a)	$ 27,242,338
Interest	6,268,033

Total income	33,510,371

Expenses:

Management fees	32,406,631
Distribution and Service fees (b)	11,010,364
Transfer Agent fees (c)	5,577,565
Registration fees	352,348
Custodian fees	318,438
Professional fees	64,244
Service Share fees	48,672
Trustee fees	8,729
Other	239,388

Total expenses	50,026,379

Less — expense reductions	(853,521)

Net expenses	49,172,858

NET INVESTMENT LOSS	(15,662,487)

Realized and unrealized gain on investment and futures transactions:

Net realized gain from:
Investment transactions	326,037,782
Futures transactions	7,257,241
Net change in unrealized gain on:
Investments	394,881,460
Futures	2,474,175

Net realized and unrealized gain on investment and futures transactions	730,650,658

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$714,988,171

(a)	Foreign taxes withheld on dividends were $138,007.
(b)	Class A, Class B and Class C had Distribution and Service fees of $5,843,877, $4,009,512 and $1,156,975, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $4,441,347, $761,807, $219,825, $150,692 and $3,894, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment loss	$ (15,662,487)	$ (9,313,696)	$ (4,273,950)
Net realized gain from investment and futures transactions	333,295,023	120,162,134	133,916,314
Net change in unrealized gain on investments	397,355,635	(19,552,612)	392,953,579

Net increase in net assets resulting from operations	714,988,171	91,295,826	522,595,943

Distributions to shareholders:

From net realized gain on investment transactions
Class A Shares	(175,959,949)	—	(59,433,653)
Class B Shares	(31,007,673)	—	(6,254,745)
Class C Shares	(8,484,987)	—	(1,535,180)
Institutional Shares	(24,209,541)	—	(949,782)
Service Shares	(570,727)	—	(97,173)

Total distributions to shareholders	(240,232,877)	—	(68,270,533)

From share transactions:

Proceeds from sales of shares	1,067,676,367	705,992,404	958,527,625
Reinvestment of dividends and distributions	220,662,950	—	63,389,050
Cost of shares repurchased	(570,091,770)	(481,582,281)	(452,101,755)

Net increase in net assets resulting from share transactions	718,247,547	224,410,123	569,814,920

TOTAL INCREASE	1,193,002,841	315,705,949	1,024,140,330

Net assets:

Beginning of period	2,649,926,972	2,334,221,023	1,310,080,693

End of period	$3,842,929,813	$2,649,926,972	$2,334,221,023

Accumulated net investment loss	$ —	—	—

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and for the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $2,702,579,305. Accordingly, the gross unrealized gain on investments was $1,275,440,219 and the gross unrealized loss on investments was $144,302,563 resulting in a net unrealized gain of $1,131,137,656.

GOLDMAN SACHS CAPITAL GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the sellers agreement to repurchase them at a mutually agreed upon date and price.

        During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Funds Management, L.P. (“GSFM” ), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs has agreed to reimburse approximately $810,000.

        In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $44,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder mainte 3.  AGREEMENTS (continued)

nance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,947,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $3,174,000, $1,057,000, and $541,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $1,377,035,017 and $1,063,546,227, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $106,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

As of August 31, 2000, open futures contracts were as follows:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Gain

S&P 500 Index Futures	190	September 2000	$72,257,000	$2,474,175

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium 4.  PORTFOLIO SECURITIES TRANSACTIONS (continued)

originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facilities also require a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

Goldman Sachs Capital Growth Fund — Tax Information (unaudited)

        For the year ended August 31, 2000, 79.23% of the dividends paid from net investment company taxable income by the Capital Growth Fund, qualify for the dividends received deduction available to corporations.

Goldman Sachs Capital Growth Fund — Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $207,043,137 as capital gain dividends paid during its year ended August 31, 2000.
GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
August 31, 2000

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSFM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $222,000,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $15,662,487 from accumulated net realized gain from investment transactions to accumulated net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

GOLDMAN SACHS CAPITAL GROWTH FUND

8. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the fiscal year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,015,612	$652,956,057	12,642,498	$314,261,490	32,045,496	$679,898,165
Reinvestments of dividends and distributions	6,216,899	162,385,895	—	—	2,523,862	55,320,129
Shares repurchased	(14,669,534)	(395,793,370)	(16,595,373)	(416,956,361)	(19,634,822)	(411,065,361)

	15,562,977	419,548,582	(3,952,875)	(102,694,871)	14,934,536	324,152,933

Class B Shares
Shares sold	4,183,831	108,757,719	4,426,589	107,188,155	8,217,516	174,195,041
Reinvestments of dividends and distributions	1,113,074	28,260,990	—	—	269,890	5,814,080
Shares repurchased	(2,693,312)	(70,581,776)	(922,539)	(22,536,793)	(692,115)	(14,198,964)

	2,603,593	66,436,933	3,504,050	84,651,362	7,795,291	165,810,157

Class C Shares
Shares sold	2,244,635	58,635,987	1,430,606	34,761,116	2,456,617	52,140,496
Reinvestments of dividends and distributions	290,772	7,371,075	—	—	62,802	1,350,138
Shares repurchased	(1,000,329)	(26,074,413)	(404,991)	(9,881,726)	(254,033)	(5,309,819)

	1,535,078	39,932,649	1,025,615	24,879,390	2,265,386	48,180,815

Institutional Shares
Shares sold	8,732,980	236,966,132	9,692,869	245,837,614	2,253,646	49,347,338
Reinvestments of dividends and distributions	845,809	22,210,942	—	—	36,717	807,532
Shares repurchased	(2,701,667)	(72,457,337)	(1,248,315)	(31,382,873)	(946,047)	(21,160,240)

	6,877,122	186,719,737	8,444,554	214,454,741	1,344,316	28,994,630

Service Shares
Shares sold	386,213	10,360,472	164,617	3,944,029	140,100	2,946,585
Reinvestments of dividends and distributions	16,688	434,048	—	—	4,439	97,171
Shares repurchased	(188,392)	(5,184,874)	(33,428)	(824,528)	(15,887)	(367,371)

	214,509	5,609,646	131,189	3,119,501	128,652	2,676,385

NET INCREASE	26,793,279	$718,247,547	9,152,533	$224,410,123	26,468,181	$569,814,920

17

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations			Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains	Total income from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$24.96	$(0.11)(c)	$6.29	$6.18	$ —	$ —	$(2.19)	$(2.19)
2000 - Class B Shares	24.37	(0.30) (c)	6.11	5.81	—	—	(2.19)	(2.19)
2000 - Class C Shares	24.33	(0.30) (c)	6.10	5.80	—	—	(2.19)	(2.19)
2000 - Institutional Shares	25.06	—	6.32	6.32	—	—	(2.19)	(2.19)
2000 - Service Shares	24.88	(0.13) (c)	6.25	6.12	—	—	(2.19)	(2.19)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.03	(0.08)	1.01	0.93	—	—	—	—
1999 - Class B Shares	23.57	(0.17)	0.97	0.80	—	—	—	—
1999 - Class C Shares	23.52	(0.16)	0.97	0.81	—	—	—	—
1999 - Institutional Shares	24.07	(0.02)	1.01	0.99	—	—	—	—
1999 - Service Shares	23.96	(0.08)	1.00	0.92	—	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	18.48	(0.03)	6.35	6.32	—	—	(0.77)	(0.77)
1999 - Class B Shares	18.27	(0.12)	6.19	6.07	—	—	(0.77)	(0.77)
1999 - Class C Shares	18.24	(0.10)	6.15	6.05	—	—	(0.77)	(0.77)
1999 - Institutional Shares	18.45	0.01	6.38	6.39	—	—	(0.77)	(0.77)
1999 - Service Shares	18.46	(0.04)	6.31	6.27	—	—	(0.77)	(0.77)

1998 - Class A Shares	16.73	0.02	4.78	4.80	(0.01)	(0.01)	(3.03)	(3.05)
1998 - Class B Shares	16.67	0.02	4.61	4.63	—	—	(3.03)	(3.03)
1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)	1.60	1.58	—	(0.04)	(3.03)	(3.07)
1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02	1.66	1.68	(0.01)	(0.07)	(3.03)	(3.11)
1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)	1.66	1.65	—	(0.04)	(3.03)	(3.07)

1997 - Class A Shares	14.91	0.10	3.56	3.66	(0.10)	(0.02)	(1.72)	(1.84)
1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01	2.81	2.82	(0.01)	(0.09)	(1.72)	(1.82)

1996 - Class A Shares	13.67	0.12	3.93	4.05	(0.12)	—	(2.69)	(2.81)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$28.95	25.70%	$2,736,484	1.45%		(0.41)%		1.47%		(0.44)%		34.03%
27.99	24.75	451,666	2.20		(1.16)		2.22		(1.19)		34.03
27.94	24.75	143,126	2.20		(1.16)		2.22		(1.19)		34.03
29.19	26.18	497,986	1.05		—		1.07		(0.03)		34.03
28.81	25.53	13,668	1.55		(0.49)		1.57		(0.52)		34.03

24.96	3.87	1,971,097	1.44	(b)	(0.53	) (b)	1.47	(b)	(0.56	) (b)	18.16
24.37	3.39	329,870	2.19	(b)	(1.29	) (b)	2.22	(b)	(1.32	) (b)	18.16
24.33	3.44	87,284	2.19	(b)	(1.29	) (b)	2.22	(b)	(1.32	) (b)	18.16
25.06	4.11	255,210	1.04	(b)	(0.20	) (b)	1.07	(b)	(0.23	) (b)	18.16
24.88	3.84	6,466	1.54	(b)	(0.65	) (b)	1.57	(b)	(0.68	) (b)	18.16

24.03	34.58	1,992,716	1.42		(0.18)		1.58		(0.34)		30.17
23.57	33.60	236,369	2.19		(0.98)		2.21		(1.00)		30.17
23.52	33.55	60,234	2.19		(1.00)		2.21		(1.02)		30.17
24.07	35.02	41,817	1.07		0.11		1.09		0.09		30.17
23.96	34.34	3,085	1.57		(0.37)		1.59		(0.39)		30.17

18.48	29.71	1,256,595	1.40		0.08		1.65		(0.17)		61.50
18.27	28.73	40,827	2.18		(0.77)		2.18		(0.77)		61.50
18.24	8.83	5,395	2.21	(b)	(0.86	) (b)	2.21	(b)	(0.86	) (b)	61.50
18.45	9.31	7,262	1.16	(b)	0.18	(b)	1.16	(b)	0.18	(b)	61.50
18.46	9.18	2	1.50	(b)	(0.16	) (b)	1.50	(b)	(0.16	) (b)	61.50

16.73	25.97	920,646	1.40		0.62		1.65		0.37		52.92
16.67	19.39	3,221	2.15	(b)	(0.39	) (b)	2.15	(b)	(0.39	) (b)	52.92

14.91	30.45	881,056	1.36		0.65		1.61		0.40		63.90

GOLDMAN SACHS CAPITAL GROWTH FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Capital Growth Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Capital Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.

Target Your Needs

The Goldman Sachs Capital Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Capital Growth Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS FUND MANAGEMENT, L.P.
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Capital Growth Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383

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